EXHIBIT 23.2

Consent of Ehrhardt Keefe Steiner & Hottman PC, Independent Public Accountants


       [Letterhead of Ehrhardt Keefe Steiner & Hottman PC]


                   INDEPENDENT AUDITORS CONSENT


We consent to the incorporation by reference in the Registration Statement of Mason Oil Company, Inc. on Form S-8 of our report dated January 10, 1997 for the year ended June 30, 1996, appearing in Form 8-K/A of Mason Oil Company, Inc., filed with the Securities and Exchange Commission on February 20, 1997.

                              /s/ Ehrhardt Keefe Steiner & Hottman PC
                                  -------------------------------------
                                  Ehrhardt Keefe Steiner & Hottman PC

March 25, 1997
Denver, Colorado


































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